Supplement, dated September 1, 2009

to Prospectus, dated May 1, 2009

SUPPLEMENT

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

The Prospectus, dated May 1, 2009, of Mutual of America Institutional Funds, Inc., is supplemented as follows:

The following is added to the table on page 10 entitled “Annual Fees and Expenses,” as an explanatory footnote referring to the Money Market Fund Management Fees, which are shown in the table as “0.20%”:

(a)   Effective as of the date of this supplement, the Adviser has agreed to waive so much of its 0.20% Management Fee for the Money Market Fund, as is necessary to cause the cumulative total investment return of the Money Market Fund as of September 3, 2009 to be no less than zero.

(b)   Effective as of September 4, 2009, with respect to the Money Market Fund only, so much or all of the Management Fee (not to exceed 0.20%), and (as and if determined by the Adviser in its discretion) other expenses of the Money Market Fund for which the Adviser is entitled to reimbursement at any time, as is required to cause the cumulative monthly total investment returns, net of fees and expenses to be no less than zero, will be waived.  This waiver is not permanent or contractual and may be revoked in whole or in part at any time.  Upon such revocation, there will be no liability for those portions of the fees and expenses which were waived, but the full amount of these fees and expenses may be restored at that time by the Adviser.

(c)   This Supplement supersedes and replaces that certain supplement filed on September 1, 2009 as SEC Accession No. 0001104659-09-052791.